EXHIBIT 13

                             SUBSCRIPTION AGREEMENT

The Shepherd Street Funds, Inc.
480 Shepherd Street
Winston-Salem, NC

Gentlemen:

     The undersigned ("Subscriber") hereby subscribes for and agrees to acquire from The Shepherd Street Funds, Inc., a corporation incorporated under the laws of the State of Maryland (the "Corporation"), the number of shares of $.0001 par value Common stock of The Shepherd Street Equity Fund (the "Shares") of the Corporation shown below in consideration of a cash contribution of $20,000 ($10.00 per share).

     Subscriber hereby represents and warrants to the Corporation that:

     (a) Subscriber hereby acknowledges and agrees that the shares will be issued in reliance upon the exemption from registration contained in
          Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in relevant sections of the Maryland Securities Act and/or comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions.

     (b) The shares are being purchased for investment for the account of the undersigned and without the intent of participating directly or indirectly in a distribution of such Shares, and the Shares will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

     (c)  Subscriber  has  been  supplied  with,  or  has  had  access  to,  all information, including financial statements and other financial information, of the Corporation, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning the Corporation and the Shares.

     (d) Subscriber understands that no registration statement or prospectus with respect to the corporation or the shares is yet effective, and Subscriber has made his own inquiry and analysis with respect to the Corporation and the shares.

     (e) Subscriber personally, or together with his purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Corporation and the Shares.

     (f) Subscriber is financially able to bear the economic risk of this investment, can afford to hold the shares for an indefinite period and can afford a complete loss of this investment. Subscriber has no present plans to sell or otherwise dispose of the Shares.

          Dated as of the 23rd day of September, 1998

                        Shares of
          The Shepherd Street Equity Fund Subscribed           Purchase Amount
          ------------------------------------------           ---------------

                            2,000                                  $20,000


          SUBSCRIBED BY:

          -------------------------------------
          DAVID B. REA



          ACCEPTED BY:

          THE SHEPHERD STREET FUNDS, INC.

          -------------------------------------
          DAVID B. REA
          PRESIDENT

                             SUBSCRIPTION AGREEMENT

The Shepherd Street Funds, Inc.
480 Shepherd Street
Winston-Salem, NC

Gentlemen:

     The undersigned ("Subscriber") hereby subscribes for and agrees to acquire from The Shepherd Street Funds, Inc., a corporation incorporated under the laws of the State of Maryland (the "Corporation"), the number of shares of $.0001 par value Common stock of The Shepherd Street Equity Fund (the "Shares") of the Corporation shown below in consideration of a cash contribution of $20,000 ($10.00 per share).

     Subscriber hereby represents and warrants to the Corporation that:

     (d) Subscriber hereby acknowledges and agrees that the shares will be issued in reliance upon the exemption from registration contained in
          Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in relevant sections of the Maryland Securities Act and/or comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions.

     (e) The shares are being purchased for investment for the account of the undersigned and without the intent of participating directly or indirectly in a distribution of such Shares, and the Shares will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

     (f)  Subscriber  has  been  supplied  with,  or  has  had  access  to,  all information, including financial statements and other financial information, of the Corporation, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning the Corporation and the Shares.

     (d) Subscriber understands that no registration statement or prospectus with respect to the corporation or the shares is yet effective, and Subscriber has made his own inquiry and analysis with respect to the Corporation and the shares.

     (e) Subscriber personally, or together with his purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Corporation and the Shares.

     (f) Subscriber is financially able to bear the economic risk of this investment, can afford to hold the shares for an indefinite period and can afford a complete loss of this investment. Subscriber has no present plans to sell or otherwise dispose of the Shares.

          Dated as of the 23rd day of September, 1998

                           Shares of
          The Shepherd Street Equity Fund Subscribed           Purchase Amount
          ------------------------------------------           ---------------

                            2,000                                    $20,000


          SUBSCRIBED BY:

          -------------------------------------
          WILLIAM R. WATSON


          ACCEPTED BY:

          THE SHEPHERD STREET FUNDS, INC.

          -------------------------------------
          DAVID B. REA
          PRESIDENT

                             SUBSCRIPTION AGREEMENT

The Shepherd Street Funds, Inc.
480 Shepherd Street
Winston-Salem, NC

Gentlemen:

     The undersigned ("Subscriber") hereby subscribes for and agrees to acquire from The Shepherd Street Funds, Inc., a corporation incorporated under the laws of the State of Maryland (the "Corporation"), the number of shares of $.0001 par value Common stock of The Shepherd Street Equity Fund (the "Shares") of the Corporation shown below in consideration of a cash contribution of $20,000 ($10.00 per share).

     Subscriber hereby represents and warrants to the Corporation that:

     (g) Subscriber hereby acknowledges and agrees that the shares will be issued in reliance upon the exemption from registration contained in
          Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in relevant sections of the Maryland Securities Act and/or comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions.

     (h) The shares are being purchased for investment for the account of the undersigned and without the intent of participating directly or indirectly in a distribution of such Shares, and the Shares will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

     (i)  Subscriber  has  been  supplied  with,  or  has  had  access  to,  all information, including financial statements and other financial information, of the Corporation, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning the Corporation and the Shares.

     (d) Subscriber understands that no registration statement or prospectus with respect to the corporation or the shares is yet effective, and Subscriber has made his own inquiry and analysis with respect to the Corporation and the shares.

     (e) Subscriber personally, or together with his purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Corporation and the Shares.

     (f) Subscriber is financially able to bear the economic risk of this investment, can afford to hold the shares for an indefinite period and can afford a complete loss of this investment. Subscriber has no present plans to sell or otherwise dispose of the Shares.

          Dated as of the 23rd day of September, 1998

                          Shares of
          The Shepherd Street Equity Fund Subscribed           Purchase Amount
          ------------------------------------------           ---------------

                            2,000                                  $20,000


          SUBSCRIBED BY:

          -------------------------------------
          ROBERT T. BEACH


          ACCEPTED BY:

          THE SHEPHERD STREET FUNDS, INC.

          -------------------------------------
          DAVID B. REA
          PRESIDENT

                             SUBSCRIPTION AGREEMENT

The Shepherd Street Funds, Inc.
480 Shepherd Street
Winston-Salem, NC

Gentlemen:

     The undersigned ("Subscriber") hereby subscribes for and agrees to acquire from The Shepherd Street Funds, Inc., a corporation incorporated under the laws of the State of Maryland (the "Corporation"), the number of shares of $.0001 par value Common stock of The Shepherd Street Equity Fund (the "Shares") of the Corporation shown below in consideration of a cash contribution of $20,000 ($10.00 per share).

     Subscriber hereby represents and warrants to the Corporation that:

     (j) Subscriber hereby acknowledges and agrees that the shares will be issued in reliance upon the exemption from registration contained in
          Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in relevant sections of the Maryland Securities Act and/or comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions.

     (k) The shares are being purchased for investment for the account of the undersigned and without the intent of participating directly or indirectly in a distribution of such Shares, and the Shares will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

     (l)  Subscriber  has  been  supplied  with,  or  has  had  access  to,  all information, including financial statements and other financial information, of the Corporation, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning the Corporation and the Shares.

     (d) Subscriber understands that no registration statement or prospectus with respect to the corporation or the shares is yet effective, and Subscriber has made his own inquiry and analysis with respect to the Corporation and the shares.

     (e) Subscriber personally, or together with his purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Corporation and the Shares.

     (f) Subscriber is financially able to bear the economic risk of this investment, can afford to hold the shares for an indefinite period and can afford a complete loss of this investment. Subscriber has no present plans to sell or otherwise dispose of the Shares.

          Dated as of the 23rd day of September, 1998

                           Shares of
          The Shepherd Street Equity Fund Subscribed           Purchase Amount
          ------------------------------------------           ---------------

                            2,000                                   $20,000


          SUBSCRIBED BY:

          -------------------------------------
          JEFFREY C. HOWARD


          ACCEPTED BY:

          THE SHEPHERD STREET FUNDS, INC.

          -------------------------------------
          DAVID B. REA
          PRESIDENT

                             SUBSCRIPTION AGREEMENT

The Shepherd Street Funds, Inc.
480 Shepherd Street
Winston-Salem, NC

Gentlemen:

     The undersigned ("Subscriber") hereby subscribes for and agrees to acquire from The Shepherd Street Funds, Inc., a corporation incorporated under the laws of the State of Maryland (the "Corporation"), the number of shares of $.0001 par value Common stock of The Shepherd Street Equity Fund (the "Shares") of the Corporation shown below in consideration of a cash contribution of $20,000 ($10.00 per share).

     Subscriber hereby represents and warrants to the Corporation that:

     (m) Subscriber hereby acknowledges and agrees that the shares will be issued in reliance upon the exemption from registration contained in
          Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and that such Shares will or may also be issued in reliance upon the exemptions from registration contained in relevant sections of the Maryland Securities Act and/or comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and that the transfer of such shares may be restricted or limited as a condition to the availability of such exemptions.

     (n) The shares are being purchased for investment for the account of the undersigned and without the intent of participating directly or indirectly in a distribution of such Shares, and the Shares will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

     (o)  Subscriber  has  been  supplied  with,  or  has  had  access  to,  all information, including financial statements and other financial information, of the Corporation, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning the Corporation and the Shares.

     (d) Subscriber understands that no registration statement or prospectus with respect to the corporation or the shares is yet effective, and Subscriber has made his own inquiry and analysis with respect to the Corporation and the shares.

     (e) Subscriber personally, or together with his purchaser representative, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Corporation and the Shares.

     (f) Subscriber is financially able to bear the economic risk of this investment, can afford to hold the shares for an indefinite period and can afford a complete loss of this investment. Subscriber has no present plans to sell or otherwise dispose of the Shares.

          Dated as of the 23rd day of September, 1998

                           Shares of
          The Shepherd Street Equity Fund Subscribed           Purchase Amount
          ------------------------------------------           ---------------

                            2,000                                   $20,000


          SUBSCRIBED BY:

          -------------------------------------
          DALE M. BROWN


          ACCEPTED BY:

          THE SHEPHERD STREET FUNDS, INC.

          -------------------------------------
          DAVID B. REA
          PRESIDENT
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